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                                                                    EXHIBIT 99.1


                                  Certification
              pursuant to and in connection with the Annual Reports
          on Form 10-KSB to be filed under Section 13 and 15(d) of the
                   Securities Exchange Act of 1934, as amended


         We, Dennis Vadura, Chief Executive Officer, and Craig A. Hewitt, Chief Financial Officer, of AccuPoll Holding Corp (the "Registrant"), certify that:


         1. We have reviewed this annual report on Form 10-KSB of the Registrant for the fiscal year ended June 30, 2002;

         2. Based on our knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

         3. Based on our knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this annual report.



Dated: October 7, 2002               By:    /s/ Dennis Vadura
                                         ---------------------------------------
                                              Dennis Vadura
                                              Chief Executive Officer

                                     By:    /s/ Craig A. Hewitt
                                         ---------------------------------------
                                              Craig A. Hewitt
                                              Chief Financial Officer


Note: The above certificate is for an annual report for the period ending prior to August 29, 2002. Pursuant to and in accordance with the transition rules promulgated by the Securities and Exchange Commission, paragraph 4, 5 and 6 of the form of certification required under Sections 13 and 15(d) of the Securities and Exchange Act of 1934, as amended, have been excluded from the above certificate.


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